                             DEPARTMENT OF THE ARMY
                  U.S. ARMY COMMUNICATIONS-ELECTRONICS COMMAND
                 ACQUISITION CENTER-WASHINGTON OPERATIONS OFFICE
                2461 EISENHOWER AVENUE, ALEXANDRIA, VA 22331-0700


[LOGO]                                                                    [LOGO]
REPLY TO ATTENTION OF

Acquisition Division B

H. Power Corporation
Attn:  Mr. Arthur Kaufman,
  Vice President
60 Montgomery Street
Belleville, NJ 07109

SUBJECT: Modification 04 to DAAB07-98-3-6003 (Other Transaction) for Fuel Cell/Battery Hybrid

1. This document constitutes Modification 04 to the subject Other Transaction Agreement between H. Power Corporation and U.S. Army CECOM Acquisition Center Washington, under the terms of Article II, paragraph A & C; Article III, paragraph C and Article V, paragraph A.1. The Government concurs with your proposed modification to the existing agreement to add a fuel cell testing task to the original project schedule and extend the terms of the agreement an additional six (6) months and other administrative changes. Your proposal, contained in a letter dated April 16, 1999, is hereby incorporated by reference.

2. Therefore, the Agreement is modified by mutual written agreement of the parties pursuant to Article II, paragraph C, titled Extending the Term of the Agreement an additional six (6) months. Paragraph A titled `The term of the Agreement' is changed from eighteen (18) months to twenty-four (24) months to accommodate the proposed changes:

Attachment I, Statement of Work

         a. An administrative change to the numbering of tasks is required first. Therefore the tasks are renumbered from Task 3 to 4 and Task 4 to 5.

         b. A new Task 3 is inserted and titled Fuel Cell Overload Test.

TASK 3 FUEL - CELL OVERLOAD TEST. H. Power shall establish a test phase which will be used to characterize the fuel cell stack under overload conditions. This data will be used to design the fuel cell/peaking battery load sharing and control algorithm.

         b. Task 4 (formerly Task 3) is titled Sub-System/Component Design and Development. There is no change to the work effort described in the paragraph.

         c. Task 5 (formerly Task 4) is titled Demonstration System Integration and Test. The Gant Chart titled Project Schedule and Milestone Chart Revised 3/5199 is changed to show Task 5 will be extended to end at the twenty-fourth agreement month. The test plan for the Mark I prototype system will be submitted at the end of the twentieth month.


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Attachment 3, Schedule of Payments and Payable Milestones

         The Gant Chart dated Revised 9/3/97 is an enclosure to Attachment 3 and is revised to reflect the changes to Tasks 2, 3, 4 and 5. The revision is dated 3/5/99.

3. Other Administrative changes to Articles I, III and IV of the Agreement include:

Article 1, Scope of the Agreement

         a. Paragraph A, titled Background, subparagraph 5. The first sentence is changed from eighteen (18) to twenty four (24) months.

         b. Paragraph B, titled Scope, subparagraph 3. At the end of the first sentence change 18 months to 24 (24) months.

Article III, Mandatory Use of Government to Government Electronic Mail

         a. Add paragraph D titled Mandatory Use of Government to Government Electronic Mail. This paragraph provides instructions for the use of electronic means to transmit data, etc.

         b. Paragraph D follows:

D. MANDATORY USE OF CONTRACTOR TO GOVERNMENT ELECTRONIC MAIL

         1. Unless exempted by the Contracting Officer in writing, communications after contract award shall be transmitted via electronic mail (e-mail). This shall include all communications between the Government and the contractor except Contract Awards, Contract Modifications, Proposals, Procurement Sensitive Information, Classified Information and Proprietary Information. Return receipt will be used if commercial application is available. CECOM will announce commercial applications for these items when they are available. At that time the above items will also be sent via e-mail.

         2. The format for all communications shall be compatible with Microsoft Word 6.0 (Not to exceed 20 pages or 1/2 megabyte). Power Point 4.0 for slides (Must be done in zip compression/inflation format).


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         Excel 5.0 Spread Sheets (Not to exceed 4 megabyte). Microsoft Access
         2.0 (Not to exceed 4 megabyte). Zip Compression/Inflation (For items over 4 megabyte).

         3. Files larger than *TO BE FILLED IN AT TIME OF AWARD megabytes must use alternate means of transmission such as Zip Compression/Inflation, File Transfer Protocol, Winfax or any Fax Modem. (Note: This includes both the text message and the attachment). If an attachment is in binary format, the number of bytes for the attachment increases by 33%. Large items can be put on disk and mailed with the Contracting Officer's approval.

         4. A copy of all communications, with the exception of technical reports, shall be provided to the contract specialist.

         5. The following examples include, but are not limited to, the types of communication that shall be transmitted via e-mail:

         Routine Letters
         Requests for Proposals under the contract
         Price Issues (except contractor pricing data)
         Contract Data Requirements List Submittals
         Contract Data Requirements List Comments
         Approvals/Disapprovals by the Government
         Technical Evaluations of Contract Items
         Clarifications
         Configuration Control
         Drawings (not to exceed 4 megabyte)
         Revised Shipping Instructions
         Change Order Directions

         6. In order to be contractually binding, all Government communications must be sent from the Contracting Officer's e-mail address and contain the /a/symbol above the Contracting Officer's signature block. The contractor shall designate the personnel with signature authority who can contractually bind the contractor. All binding contractor communication shall be sent from this contractor e-mail address.

         7. The Government reserves the right to upgrade to more advanced commercial applications at any time during the life of the contract.

         8. Upon award, the Contractor shall provide the Contracting Officer with a list of e-mail addresses for all administrative and Technical personnel assigned to this contract. If known, the contractor shall also furnish the e-mail addresses of the Administrative Contracting Officer, DFAS and DCAA cognizant personnel.

         9. See Attachment V for the E-mail addresses of Government and Contractor Representatives.


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Article IV, Administrative Agreement.

         a. After the paragraph titled Government Program Manager. Add another paragraph titled Government Technical Representative: Richard Jacobs, Engineer.

         b. Delete the phone numbers for all parties listed and add a sentence at the end of the Article after the last paragraph which reads: See Attachment 5 for telephone and fax numbers and E-mail addresses.

4. Administrative changes to the Attachments 1, 2, 3 & 5 in the Agreement are:

Attachment 1, Statement of Work (SOW)

         a. The paragraph titled Background. The fourth paragraph down (unmarked), and the seventh line down from the top of the paragraph change eighteen (18) months to twenty-four (24) months.

         b. Paragraph titled Statement of Work. In the last sentence change the number of tasks from four to five.

Attachment 2, Report Requirements

         Paragraph E, titled Final Report, subparagraph 2. In the Distribution Statement change the office symbol in the last sentence in the attention line to read; AMSEL-RD-C2-AP-ES and add the street address:
         10108 Gridley Road, Suite 1 before the city and state.

Attachment 3, Schedule of Payments and Payable Milestones.

         a. The schedule is changed to include in paragraph A the seventh and eight quarters of Government and H. Power Payment data and in paragraph B the new task 3 and revisions to tasks 2, 4 and 5. The proposed modification does not affect the overall cost of the program. However, the costs of the various tasks are revised to reflect the proposed adjustment in task activity. The data added is as follows:

A. SCHEDULE OF PAYMENTS

Quarter                 Milestone No.               Government Payment                H Power Payment
-------                 -------------               ------------------                ---------------


Fifth                        3                      $     32,911                      $    32,912


Sixth                        4                      $     87,500                      $    87,500


Seventh                      5                      $     96,500                      $    96,500


Eighth                       6                      $    112,000                      $    122,000
                                                    -------------                     ------------

Sub Totals                                          $    399,604                      $    399,604


         TOTALS                                     $    399,604                      $    399,604



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B. SCHEDULE OF PAYABLE MILESTONES

Tasks           Month    Milestone                     Gov't Payment     H. Power Payment
-----           -----    ---------                     -------------     ----------------

2, 3 & 4         15      #3  Overload Test Initiation     $   32,911        $ 32,912
4&5              18      #4  Final Design Review          $   87,500        $ 87,500
5                21      #5  Test Plan                    $   96,500        $ 96,500
5                24      #6  Mk I & Final Rpt.            $  122,000        $ 122,000
Subtotals                                                 $  399,604        $ 399,604
TOTALS                                                    $  399,604        $ 399,604


4. Change pages are provided for the Agreement and the Enclosures to Attachment 3 and Attachment 5. The title page to the agreement is provided to display the ACRN's and is not intended for signature. Use the title page as a change page only. Pen and ink changes are authorized.

5. All other terms and conditions remain unchanged.


                                         Peggy A. Melanson
                                         Grants & Cooperative Agreement Officer
                                         United States of America

Enclosures

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